Exhibit 99.2

Exyn Technologies Appoints Ben Williams as Interim Chief Executive Officer and Gregory McNeal as Chairman of the Board

Veteran Leadership Team Aligns Company with Accelerating Defense Strategy

PHILADELPHIA, PA, August 20, 2026 – Exyn Technologies (“Exyn” or the “Company”) (NASDAQ: EXYN, EXYNW), a leader in autonomous mapping and perception-driven navigation for complex, GPS-denied environments, today announced that its Board of Directors has appointed Ben Williams, the Company’s Chief Operating Officer, as Interim Chief Executive Officer, and Gregory McNeal, an independent member of the Board, as Chairman of the Board, effective August 19, 2026. These appointments follow the resignation of Brandon Torres Declet as Chief Executive Officer and Chairman, as disclosed in the Company’s Form 10-Q, as amended. Mr. Williams has led Exyn’s day-to-day operations as Chief Operating Officer, providing continuity of leadership across the Company’s operations, customers, and programs.

The appointments place two military veterans with deep experience across defense, aerospace, and advanced technology at the helm of the Company as Exyn accelerates its expansion into the defense and national security markets. This strategy has gained significant momentum and growing deployments across U.S. and allied government programs in recent months, including an agreement supporting autonomous aircraft inspection at the U.S. Air Force’s Warner Robins Air Logistics Complex, the selection of Nexys by a leading U.S. government research organization following a competitive evaluation, the ongoing Green UAS certification process, and the formation of a Defense Advisory Board whose inaugural member is former Pentagon official and Green Beret Andrew Knaggs.

Mr. Williams has served as Exyn’s Chief Operating Officer since 2019, where he has overseen the Company’s operations, product strategy, and commercialization efforts, including thousands of autonomous missions completed in underground mines, tunnels, industrial facilities, and other GPS-denied environments worldwide. He previously served as the Company’s interim Chief Executive Officer from June 2023 to November 2023. Prior to joining Exyn, Mr. Williams served as an officer in the U.S. Navy for nearly six years, including two combat tours, held critical roles at Lockheed Martin, where he helped establish the company’s New Ventures division, and co-founded Reelio, Inc., a venture-backed technology company acquired by Fullscreen Media, then a division of AT&T. He holds a degree in Computer Science and Engineering from the University of Pennsylvania and an MBA from The Wharton School, and completed the U.S. Navy’s Nuclear Power training program.

Mr. McNeal has served as an independent director of Exyn and chairs the Company’s Defense Advisory Board. A veteran of the U.S. Army, where he served as a Signal Corps officer responsible for secure military communications networks, Mr. McNeal co-founded AirMap, a multinational aerospace and defense software company recognized by Fast Company as one of the “World’s Most Innovative Companies,” which was subsequently acquired. He also served as Executive Chairman of SailPlan, a maritime artificial intelligence company, through its growth and acquisition. Mr. McNeal is a tenured professor of law and public policy and has advised the White House, the Department of Defense, the Department of State, and federal regulatory agencies on matters of technology law and policy, including multiple Federal Aviation Administration rulemaking committees governing unmanned aircraft systems.

“Exyn’s technology has been proven over years of real-world deployments in the most demanding environments on earth, and the opportunity in front of us, particularly in defense and national security, has never been greater,” said Gregory McNeal, Chairman of the Board of Exyn Technologies. “Ben has been instrumental in building Exyn’s operations and commercial momentum, and he brings the operational discipline, technical depth, and mission-driven leadership this Company needs as we align the organization around our defense strategy. At the same time, the Board is firmly committed to maintaining the highest standards of corporate governance, transparency, and accountability. As a newly public company, we are continuing to strengthen our internal controls, financial procedures, and oversight functions to ensure they match the caliber of our technology and the trust our shareholders place in us. Disciplined execution and rigorous governance will define Exyn going forward.”

“I’m honored to lead Exyn at such a pivotal moment for the Company,” said Ben Williams, Interim Chief Executive Officer of Exyn Technologies. “ExynAI is a battle-tested autonomy platform with thousands of missions behind it, and the same capabilities that transformed how our commercial customers operate in mining and infrastructure translate directly to defense and national security applications. With active programs across U.S. and allied government customers and a team of world-class engineers, we are focused on executing our growth strategy, expanding software and subscription revenue, and scaling ExynAI across commercial and defense markets. I look forward to working closely with Greg and the entire Board as we build on Exyn’s foundation and pursue the significant opportunities ahead.”

About Exyn Technologies

Exyn Technologies (NASDAQ: EXYN, EXYNW) is a leader in autonomous mapping and perception-driven navigation for complex, GPS-denied environments. The Company’s technology enables teams to capture accurate 3D data in environments that are dark, disconnected, hazardous, or difficult to access. Exyn’s solutions support customers across mining, construction, infrastructure, geospatial, industrial, government, and defense applications. For more information, visit www.exyn.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this press release are forward-looking statements, including statements regarding the Company’s leadership transition and its anticipated benefits; the Company’s defense strategy and expansion into defense and national security markets; the Company’s efforts to strengthen its internal controls, financial procedures, and corporate governance; and the Company’s expectations regarding commercial execution, expanding software and subscription revenue, revenue growth, and future commercial or strategic opportunities.

These forward-looking statements are based on current expectations, estimates, projections, assumptions, and beliefs of the Company’s management. Forward-looking statements are inherently subject to known and unknown risks, uncertainties, and other important factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others, risks related to the Company’s leadership transition; the Company’s ability to continue as a going concern and to raise substantial additional funds in the future; the outcome of matters disclosed in the Company’s Quarterly Report on Form 10-Q, as amended, including matters arising from the Audit Committee’s internal investigation and the Company’s remediation of identified material weaknesses in internal control over financial reporting; Exyn’s ability to commercialize and deploy Exyn Nexys and other autonomy solutions; adoption of autonomous robotics and 3D mapping solutions; defense, OEM, industrial and government customer purchasing decisions; defense priorities, budgets, procurement processes and contract timing; competition, technological change, supply chain, manufacturing, regulatory, export-control and government-contracting risks; and the other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Media Contact

Vanessa Varian

Exyn

vvarian@exyn.com

Investor Contact

Crescendo Communications, LLC

exyn@crescendo-ir.com

(212) 671-1020